                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15d OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2005
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                          WILMINGTON TRUST CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                   1-14659                 51-0328154
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)

                     Wilmington Trust Corporation
                          Rodney Square North
                       1100 North Market Street
                         Wilmington, Delaware                        19890
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               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (302) 651-1000
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        (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

WTC's press release reporting its results of operations and financial condition for the third quarter of 2005 was dated October 21, 2005, is attached hereto as
Exhibit 99, and is being furnished pursuant to Item 2.02 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WILMINGTON TRUST CORPORATION

Dated: October 21, 2005                     By: /s/ David R. Gibson
                                                -------------------------------
                                                Name: David R. Gibson,
                                                Title: Executive Vice President
                                                       Chief Financial Officer
                                                       (Authorized Officer)

                                 EXHIBIT INDEX

EXHIBIT                        EXHIBIT                          PAGE NUMBER
-------                        -------                          -----------
  99                        Earnings Release                         4